March 5, 2021 1

Q&A Sessions Submit questions using the Q&A box 2

Safe Harbor Caution Concerning Forward-Looking Statements Various remarks that the Company makes contain forward-looking statements regarding future financial results, growth, growth priorities or plans, new products and related investment, revenues, adjusted EBITDA, churn, seats, lines or accounts, average revenues per customer, cost of communications services, new products and related investment, capital expenditures, and other statements that are not historical facts or information constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on information available at the time the statements are made and/or management's belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include but are not limited to: the competition we face; the expansion of competition in the cloud communications market; our ability to adapt to rapid changes in the cloud communications market; realizing the expected benefits of our business optimization or other cost-savings plans; risks related to the acquisition or integration of businesses we have acquired; our ability to scale our business and grow efficiently; the nascent state of the cloud communications for business market; our ability to retain customers and attract new customers cost-effectively; developing and maintaining effective distribution channels; risks associated with sales of our services to medium-sized and enterprise customers; the effects of COVID-19 on our business; our reliance on third-party hardware and software; our dependence on third-party vendors; reliance on third parties for our 911 services; the impact of fluctuations in economic conditions, particularly on our small and medium business customers; the effects of significant foreign currency fluctuations; developing and maintaining market awareness and a strong brand; retaining senior executives and other key employees; security breaches and other compromises of information security; system disruptions or flaws in our technology and systems; our ability to comply with data privacy and related regulatory matters; unfavorable litigation or governmental investigations; our ability to obtain or maintain relevant intellectual property licenses or to protect our trademarks and internally developed software; fraudulent use of our name or services; intellectual property and other litigation that have been and may be brought against us; rapid developments in global API regulation and uncertainties relating to regulation of VoIP services; liability under anti-corruption laws or from governmental export controls or economic sanctions; risks associated with the taxation of our business; governmental regulation and taxes in our international operations; our history of net losses and ability to achieve consistent profitability in the future; our ability to fully realize the benefits of our net operating loss carry-forwards if an ownership change occurs; actions of activist shareholders; restrictions in our debt agreements that may limit our operating flexibility; our ability to obtain additional financing if required; risks associated with the settlement and conditional conversion of our Convertible Senior Notes; potential effects the capped call transactions may have on our stock in connection with our Convertible Senior Notes; certain provisions of our charter documents; and other factors that are set forth in the “Risk Factors” section and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and amendments to these reports. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, and therefore, you should not rely on these forward-looking statements as representing the Company's views as of any date subsequent to today. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures (including adjusted EBITDA, adjusted EBITDA minus capex, constant currency, net debt (cash), free cash flow), as defined in Regulation G adopted by the SEC. The Company provides a reconciliation of these non-GAAP financial measures to the most directly comparable financial measure at the end of the presentation and in the Company's quarterly earnings releases, which can be found on the Vonage Investor Relations website at http://ir.vonage.com 3

Agenda Topic Speaker Welcome Hunter Blankenbaker, VP Investor Relations The Path Forward Rory Read, Chief Executive Officer Financial Overview Steve Lasher, Chief Financial Officer Transformation Framework Joy Corso, Chief Marketing Officer Q&A Vonage Team Break Go-to-Market Jay Bellissimo, Chief Operating Officer API Platform Sunny Rao, SVP API Global Sales Unified Communications and Contact Center Rodolpho Cardenuto, President UC/CC Break Meet our new Head of Product & Engineering Savinay Berry, EVP Product & Engineering Vonage Communications Platform Sagi Dudai, Chief Technology Officer API Platform Roland Selmer, SVP Product Management Unified Communications and Contact Center Ron Maayan, SVP Product Management AI Across the Platform Noam Fine, Head of Artificial Intelligence Q&A & Closing Remarks Vonage Team 4

Rory Read, CEO • Joined in July 2020. 30+ years of technology industry experience and a deep background in executive leadership, SaaS and software • Proven track record of business execution excellence and driving key strategic and transformational objectives • Most recently Chief Operating Executive of Dell Technologies, EVP of Dell Boomi and President and CEO of Virtustream • Led the historic integration to combine Dell and EMC into the world’s largest privately controlled technology company • Previously CEO and President of Advanced Micro Devices and President and COO of Lenovo 5

The Cloud Communications Revolution Has Just Begun Mainframe Client Server Internet Mobile Cloud Programmable Communications Convergence of technology waves 6

Remote Everything On Prem to Cloud Digital Transformation Customer Experience To Connect Anywhere Through Any Experience 7

It’s Changing How the World Connects... 3.5 billion smartphones globally 2.3 trillion texts sent annually 1.31 billion mobile payment transactions 87 zetabytes of data in the cloud by 2025 300 billion emails sent and received 8

Driving Significant Growth Across Business Communications Cloud Communications TAM growing to $76B by 2023 SOURCE: IDC $55B $76B 2020 2023 UCaaS CCaaS CPaaS 9

Vonage Has Been on a Journey

Accelerating Innovation Through **Focus**, **Acquisitions** and **Organic R&D**

2016

Introduced **SmartWAN**

Granted Adaptive Routing™ patent

Receives record number patents

ACQUIRED

nexmo

2017

Next-Gen **Voice API**

Expanded International Footprint

London
Germany
Japan
China

2018

Built own UCaaS solution- VBC

Team Messaging

Integration Suite

Messages API

Vee Chatbot

ACQUIRED

tokbox

NewVoiceMedia

2019

One Vonage

Business Rebrand

Number Programmability

App Center Ecosystem

CX Cloud Express

ACQUIRED

over.ai

2020

Vonage Communications Platform (VCP)

Vonage Meetings

Single Pane of Glass

CX Cloud Elevate

1 million+ developers

VONAGE

10

VCP is now Vonage 0% of revenues in 2012 79% of revenues in 2021* Cloud business is increasing *2021 represents the average of total VCP revenue guidance and total Consumer revenue guidance 11

Our Vision Accelerate the World’s Ability to Connect Our Mission We enable next generation communications that are more flexible, intelligent and personal, empowering our customers to do what is next and stay ahead A Clear Path Forward 12

Our Strategy Deliver a single leading cloud communications platform that powers our customers’ and partners’ global engagement solutions using our APIs, UCaaS and CCaaS innovations CPaaS Solutions UCaaS & CCaaS We are Already Where the Industry is Going S o l u t i o n s 13

Comprehensive Business Communications Portfolio 14

A Single Vonage Communications Platform (VCP) 15

VCP Has Global Reach and Scaled Operations Americas $568M 62% EMEA $206M 23% APAC $141M 15% 2020 Revenues 16

Across a Range of Industries 2020 Services Revenue by Industry Commerce/ Retail Professional Services Social, Media & Gaming Healthcare Travel/ Hospitality Technology Manufacturing Government/ Non-Profit Education Note: Data is for select industries only and percentages are rounded to the nearest whole number Finance/ Insurance 17

Transforming Into Execution Engine … a Growth Business Execution Strategy Foundation ● Data Driven ● Business Analytics ● Management System ● Strategic Alignment ● Vision & Mission ● Culture - The Vonage Way 18

Balanced Operations Positioned for Growth Over the Next 3 Years Innovations Strategic Investments Culture Growth and Scale 19

Experienced Leadership Team to Execute on Our Vision Rory Read Chief Executive Officer Joy Corso Chief Marketing Officer Stephen Lasher Chief Financial Officer Omar Javaid President, API Platform Group Jay Bellissimo Chief Operating Officer Rodolpho Cardenuto President, UC/CC Sue Quackenbush Chief Human Resources Officer Sanjay Macwan Chief Information Security Officer Randy Rutherford Chief Legal Officer and Secretary Vinod Lala Chief Strategy Officer Sagi Dudai Chief Technology Officer David Levi Chief Accounting Officer Savinay Berry EVP of Product and Engineering Joined in 2020-2021 20

Creating Value Through Progressive Improvement in Rule of 40 2022 Objective 2023 Objective 2021 Guidance 2020 Actual 2019 Actual 9% 13% 16%-18% Mid 20%s 30%+ +17 pts VCP AEBITDA %VCP Services Revenue Growth % Rule of 40 VCP Services Revenues Growth % VCP AEBITDA % VCP Rule of 40 March on 30 in 30 Note: Growth rate based on pro forma service revenue assuming NewVoiceMedia (acquired 10/31/2018) and TokBox (acquired 7/30/2018) owned at beginning of period VCP Rule of 40 21

● SMS growth ● High Value growth ● Grow platform usage Extend API Leadership ● Continue VBC & VCC growth ● Renew Micro & Small focus ● Relaunch Channel ● Leverage powerful direct salesforce Reinvigorate UC & CC Path for “March on 30 in 30” 22

Why We Will Win Large Growing Market Strong Product Portfolio Transformational Leadership Operational Excellence 23

VCP New Financial Reporting and Outlook 24

Steve Lasher, CFO • 24 years of finance leadership experience at IBM • Focus on software and cloud solutions, global business services and AI • Deep expertise in overseeing financial operations, strategies, management, and controls for sales functions to drive finance and business transformations • Most recently VP of Finance for IBM Global Markets and Integrated Accounts responsible for financial management for the company’s $70B global sales function that drives client adoption of hybrid cloud and Artificial Intelligence (AI) for enterprises 25

VCP Discussion Topics New Segment Disclosure Forward Outlook Rule of 40 Financial Flexibility 26

VCP Leading API-first cloud communications platform $600M+ of cash flows over the next 5 years Consumer Residential VoIP with highly tenured customer base Value as a standalone cloud business Segment Disclosure Reveals the Value of Vonage 27

V C P T o ta l R e ve n u e VCP Is Our Strategic Focus and Our Future *Based on average of 2021 total revenue guidance Focus to drive VCP growth and cloud leadership 2018 2021* 79% VCP 21% Consumer 58% VCP 42% Consumer *2021 represents the average of total VCP revenue guidance of $1,038M to $1,054M and total Consumer revenue guidance of ~$285M. 28

VCP Will Be a $1 Billion Business with Strong Growth V C P S e rv ic e R e ve n u e UCaaS & CCaaSAPI VCP 2021 service revenue growth of 15% to 17% $720M $856M $986M-$1,003M 2019 2020 2021 Note: Total VCP revenues (which include Service, Product, Access and USF) were $804M for 2019 and $915M for 2020; 2021 total VCP revenue guidance is $1,038M to $1,054M. 29

Strong product portfolio positioned for continued growth To ta l A P Is R e ve n u e $308M $417M Approaching 30% API Continues to Be a Growth Leader 30

High Value Focus Customer Usage Expansion SMS growth at market or better Resurgence in COVID impacted industries SMS Market Growth DBNE 120 - 130% range over last three years Significant cross-sell upside Represents ~20% of API revenue, + 8 pts YoY Led by Video, Voice, Messages, Verify API Growth Drivers 31

U C a a S & C C a a S S e rv ic e R e ve n u e Inflection point for UC & CC with improving growth beginning Q2’21 $412M $440M Low - mid single % growth Reinvigorating UC & CC Growth in 2021 32

Investments in Focused GTM Micro & Small Renewed Focus VBC+VCC 70%+ of UC & CC service revenue Growing in low double digits to mid-teens % VBC + VCC Growth 40%+ of UC & CC service revenue Micro & Small re-acceleration - focused GTM Tailored focus on Mid-Market and Enterprise Relaunch channel UC & CC Growth Drivers 33

Operational Excellence Yielding Results


VCP Operating Expenses* - E/R %
87%
73%
65%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Operating structure successfully rebalanced for growth

VONAGE

*VCP operating expenses include stock-based compensation, transformation / restructuring expenses and acquisition / integration related expenses which primarily relate to VCP.

34

VCP Adj. EBITDA Margin % -13% -6% 0-1% V C P A d j. E B IT D A Provides new flexibility for growth reinvestment 2019 2020 2021 +$46 Improvement +$64 Improvement Improved profitability better positions VCP for growth 35

Longer Term VCP Model Guidance Service Revenue Growth 15-17% 20212019* 22% Gross Margin % 47% % o f R e ve n u e Sales & Marketing Engineering & Development G&A** Adj. EBITDA Margin % 43% 8% 18% 0-1%-6% *Growth rate based on pro forma service revenue assuming NewVoiceMedia (acquired 10/31/2018) and TokBox (acquired 7/30/2018) owned at beginning of period **G&A includes stock-based compensation and one-time transformation and restructuring expenses 19% 2020 48% 36% 7% 18% -13% Scale with Revenue Low Single % Rule of 40 16-18%13%9% Mid 20%s 30%+ Low/Mid Single % Mid 20%sLow 20%s 20232022 ~7-8% ~14-16% ~47-48% ~32-34% Long Term model Drive efficiencies 36

VCP Revenue Growth to Accelerate Through 2023 V C P S e rv ic e R e ve n u e UCaaS & CCaaSAPI Low 20%s Growth 15-17% Low - mid single Low - mid teens $856M $720M 2019 2020 2021 2022 2023 Mid 20%s Growth Approaching ~30% Approaching ~30%Approaching ~30% High single to low teens 37

Creating Value Through Progressive Improvement in Rule of 40 2022 Objective 2023 Objective 2021 Guidance 2020 Actual 2019 Actual 9% 13% 16%-18% Mid 20%s 30%+ +17 pts VCP AEBITDA %VCP Services Revenue Growth % Rule of 40 VCP Services Revenues Growth % VCP AEBITDA % VCP Rule of 40 March on 30 in 30 Note: Growth rate based on pro forma service revenue assuming NewVoiceMedia (acquired 10/31/2018) and TokBox (acquired 7/30/2018) owned at beginning of period VCP Rule of 40 38

Path towards our “March on 30 in 30” Rule of 40Revenue Growth Growth led by API leadership and reinvigorated UC & CC Financial Flexibility Vonage is Positioned to Execute on Our Strategy Dependable cash flow and balance sheet strength 39

Transformation Framework 40

Joy Corso, CMO • 25+ years of leadership experience in marketing and communications across multiple industries including technology, financial services, healthcare and professional services • Recognized as one of the Top 50 Most Powerful Women In Tech, 2020 • Deep expertise in building high performing teams, leading corporate transformations, and driving brand engagement across key audiences • Joined from Virtustream where she was SVP and Chief Marketing Officer. Previously held senior roles in Advanced Micro Devices, Raytheon, Fidelity Investments and Iron Mountain 41

Transforming and Strengthening the Business Execution Strategy Foundation ● Data Driven ● Business Analytics ● Management System ● Strategic Alignment ● Vision & Mission ● Culture - The Vonage Way 42

Our Culture - The Vonage Way Our culture is our human capital competitive advantage that empowers us to win in the marketplace! OUR VALUES Accountability Collaboration Trust Excellence HOW WE LEAD Drive Results Delight Customers Inspire Teams WHO WE ARE OUR VALUES HOW WE LEAD 43

Accountability Collaboration Trust Our Values We are one team made up of smart, passionate and innovative people who get stuff done. We are in this together because we know our differences make us stronger. Excellence 44

Our Differences Make Us Stronger Prioritizing Diversity, Equity & Inclusion Commitment To create an environment that supports our innovative spirit and fast pace, we must foster inclusion by being champions of fairness and equality Talent Attraction Strategic Approach Advisory Board Investments in Employee Training and Development Employee Resource Groups 45

Operational Excellence Business Growth Customer First Strategy - Strategic Pillars for Global Alignment Inspired Team 46

Vonage Cares Accelerating the world’s ability to connect Giving Back 58 Million Minutes donated to education, healthcare, and non-profits to keep the world connected during COVID-19 Charitable Contributions Vonage Foundation Closing the Digital Divide for Children Employee Involvement Volunteerism 52,000 Volunteer Hours Matching Contributions Social Good 47

Transformation - Strategy and Culture Integration Accelerating the World’s Ability to Connect Goals Objectives Values Behaviors Strategy Cu ltu re Cascade 48

Monthly Dashboard - Key Operating Metrics Data-driven and Analytics-based Decisions Sales Productivity DBNE Pipeline Analytics Customer Cohort Trends ARR & Revenue Churn LTV/CAC ROI for Engineering & Development 49

Execution - Strategic Planning & Tactical Implementation Business Management System Financial ManagementStrategy Product & Platform Security Assessment Sales Operations Planning Marketing Talent Management & Planning ● Structured cadence ● Consistent process ● Measurable results ● Continuous cycle ● Outcome and Data Based 50

● Clear Strategy with a Growth Focus and Balanced Operations ● Strong Operating Model - Execution Excellence ● Aligned Global Team ● A Strong Cultural Foundation - The Vonage Way ● Seasoned Leadership Team with Deep Experience Transformation Strategy 51

Go-to-Market Strategy 52

Jay Bellissimo, COO • 30+ years of innovative leadership driving business transformation and digital reinvention across several industries • Served as General Manager (GM) and CRO of IBM's Watson & Cloud Platform business and most recently, GM of the U.S. Federal and Public market • Recognized as a thought leader in business strategy, AI, and Cloud solutions • Proven track record of helping organizations accelerate their journeys to the cloud 53

Positioning VCP for the next 3 years Innovation & Growth: improve ability to develop and sell multi-product portfolio across the platform Single Platform solving all customer and partner communications and engagement needs Increased focus on customer success 54

Accelerate Our UC/CC Business • Redesigned partner program and portal • Renewed focus on SMB • Self-Serve Ecommerce For Micro Scale Our API Business • "Out of the Box" APIs • Invest in developer experience/account coverage • Increase sales coverage Pillars of Growth Expand Customer Diversification • "Customer First" approach • Strong balance across geo’s • Scale industry use cases 55

Healthcare Finance Education Retail/ Ecommerce Travel/ Transportation Technology Other 56

Segmented GTM Model MidMarket $12K to $120K ARR Enterprise >$120K ARR Small $3K to $12K ARR Micro <$3K ARR Sales Model Channel Model Field Sales Enterprise Sales Developer Field Sales SDR Developer Inside Sales Developer Ecommerce Telesales Developer SI/ISV/Channel/VAR Developer Teaming SI/ISV Teaming ISV Channel DTC ISV 57

Accelerating Time to Customer Value and Outcomes Sales Solution selling with partners Acct. Mgmt. Training and business reviews to drive adoption Eng./Dev. Customized solutions expanding API and AI use on the platform Product Roadmap coordination and co-development Care Customer first model with innovative tools and highly technical support Senior Leadership Executive sponsorship and connectivity 58

Refocused GTM Expand Customer Diversification Scale Our API Business Accelerate Our UC/CC Business Customer First Approach It's our passion to consistently deliver innovative solutions to exceed customer expectations VCP Scale Building on our own platform provides us the opportunity to scale our business and cross-sell our products/solutions globally Go-to-Market Takeaways 59

API Go-to-Market Sunny Rao SVP Global API Sales 60

Global Go-to-Market Strategy Enterprise Sales Partnerships Developers 61

600+ Partners Developers Love Our Platform and Global Reach 110% 2020 Revenue Growth From Partners Second largest CPaaS developer base continues to grow 1.15M+ Developers 62

The outcomes our customers are trying to achieve Customer Engagement (attract, serve, convert, retain) API Market Drivers The Next Normal Developer Power Usage Based Model Radically change the way they operate Great Developer Tools and Global Reach The trends shaping the market 63

API GTM Structure > $50k < $50k Developers Top 50 Accounts Enterprise Strategic P ar tn er s & A lli an ce s 64

API Enterprise Sales Sales engineering and partnerships accelerate transformation Continued emphasis on High Value APIs Land and expand More usage & products Differentiate through Solution Selling 30%+ growth in sales HC 65

Why We Win in Enterprise Global Reach & Footprint Broad set of core communication APIs API Breadth AI Integrations Developer Experience Domain Expertise Identity and Fraud Solutions VOICE VIDEO SMS/MMS SOCIAL IN-APP Conversation VERIFY 66

UC/CC Go-to-Market Rodolpho Cardenuto President UC/CC 67

Drive Growth With Tailored GTM by Customer Segment

Deal Size (ARR)

Efficiency - Easy to do business

- Ecommerce
- Self-provision/Self-serve
- Online/AI based Care
- Value for money product/feature set

Run Rate Business

- Channel first motion with Small & MM Sales
- Shared SE+PS resources
- Care included
- Targeted product messaging and promos
- Limited cross sell

Premium/Land & Expand

- Enterprise Sales with partner teaming
- Engineering SWAT team; custom development
- Product roadmap tie in
- VIP Care
- UC/CC/API cross sell

Micro
<$3K ARR

Small
$3K to $12K ARR

MidMarket
$12K to $120K ARR

Enterprise
>$120K ARR

Customer size segmentation

VONAGE

68

Re-Ignite Micro and Small Business - Full Customer Life Cycle Easy to SupportEasy to Implement Easy to Acquire ● Seamless customer journey from buy to set up ● Automated provisioning ● Self Provisioning ● Lead flow from digital, partners, and wholesale customers ● Self sign-up infrastructure ● Ecommerce Platform ● Self-serve/chat solutions ● Enhanced IVR ● Vonage AI Vonage has “right to win” in Micro/SMB: strong brand, value proposition, and track record 69

Launch Vonage Accelerate Program Channel Pipeline 2021 50%+ Growt h• Always Teaming • Enablement, Training, Certification Investments • Aggressive Targeted Incentives • Sub-Agent Deal Support • Channel Portal ▪ Channel Life Cycle Management ▪ From Lead, Quote to Cash 70

Insights & Actions Turn data into meaningful actions across the team Outcomes Proactively deliver customer outcomes at scale Transform Rally entire company around the mission of customer success Differentiated Account Management Approach • Consultative Selling • Customer’s business outcomes • Health score monitoring • Data driven engagements - AI 71

Cross-Sell Opportunities YoY Grow th: 4 5% Cross Sell Customers: +43% YoY Entire Customer Base: +19% YoY Total ARR from Cross Sell Customers Average Revenue per Customer 43% Rev/Cust 50% Attach in Ent 45% Increase ARR 72

Meet our New EVP of Product & Engineering 73

Savinay Berry EVP Product & Engineering • 20 years of experience in technology and software • Extensive cloud expertise and proven track record of developing highly innovative products and driving results-driven transformational change • Most recently SVP, Cloud Services at OpenText, leading cloud services and strategy, infrastructure, service delivery, managed services and developer services • Instrumental in driving more than 40% of Y/Y cloud growth for OpenText, a $3B+ company, accelerating the organization’s cloud transformation, and enabling a quarterly release cycle across hundreds of products • Led the creation of OpenText’s native cloud platform, foundational to its cloud transformation 74

Vonage Communications Platform 75

Sagi Dudai, CTO • 25 years+ of leadership experience in software R&D and engineering in cloud, mobile, machine learning and artificial intelligence (AI) • Deep expertise in building high performing R&D teams, building cloud platforms, and driving execution through large, global engineering teams • Led Vonage’s technology vision, architecture and design for the past 9 years 76

Our Strategy Deliver a single leading cloud communications platform that powers our customers’ and partners’ global engagement solutions using our APIs, UCaaS and CCaaS innovations 77

800+ Product/Technology/Operations Employees Global R&D San Francisco Tel Aviv London NJ / NYC Bangalore Madrid Wroclaw Atlanta 16 AWS Regions 50 Availability Zones +99.999% Core Platform Availability Reach People/Skills Vonage’s Global Technology Footprint Scale 800+ Global Carriers 190+ Countries 170+ Number Types 78

Vonage Communications Platform Architecture 79

CPaaS – API Extend our global APIs leadership and grow High Value APIs UCaaS – VBC Optimize go-to-market and leverage APIs and AI to drive competitive differentiation; enhance integration strategy Product strategy to extend leadership CCaaS – VCC Improve standalone capabilities; extend CRM partnerships and cross-sell; enhance through APIs and AI 80

API Product Initiatives Roland Selmer SVP Product Management 81

Why We Win ● Number of channels and feature breadth enabling omnichannel contextual conversations ● Global services providing time, expertise & SLAs from a designated team to ensure success ● Extensive partnerships with SIs, ISVs and technology partners 82

API Product Strategy Conversations Evolved Be everywhere that customers choose From Channels to Platform Consistent capabilities and UX across VCP Designed for Developers, Built for the Enterprise Attract, activate and retain developers 83

Breadth of Vonage API Platform is a key differentiator

Use Case APIs

VERIFY

DISPATCH

Programmable Numbers

NUMBER INSIGHT

NUMBERS

SHORTCODES

Communication APIs

VOICE

VIDEO

SMS/MMS

IN-APP

SOCIAL

EMAIL

Management APIs

REPORTING

AUDITING

AUTO DATA REDACTION

ADVANCED INSIGHTS

SUB-ACCOUNTS

Enterprise Services

Accelerate Services

Partner Integrations

VONAGE

84

Unlimited Use Cases Using API Building Blocks Expanding the Contact Center: Programmable SIP Trunking Desktop Termination Messages for Call Deflection Enriching the Call Experience: Simple/Speech Enabled IVR Virtual Agent Call Recording Contact Center Augmentation 1:1: Telehealth Tutoring Customer Service Financial Advice Dating Multiparty: Classrooms Online Events Entertainment 1:1 & Multiparty Video Across WhatsApp, Facebook, Viber and SMS Integrated notifications Conversations & Selling for eCommerce Marketplaces Financial Services Omnichannel Messaging 85

Extend Video Leadership $3 billion Market in the next 2 years* Elastic scaling, security and compliance Accelerate for Growth Innovate in Core Video/Audio quality enhancements Optimized APIs for key use cases Enable Faster Integration Consistent UX and new tooling Developer Experience 86

Scale Messaging Automation & flexible billing models Operational Efficiency Increase number of messaging channels Expand Channels Partnerships Extend capabilities through partners Ensuring regional data compliance Regional Data Isolation $5 billion Market in the next 2 years* 87

Enhance and Integrate Voice Enhance API offering for contact centers Contact Center Enhanced security and improved failover strategy Stability & Security PCI compliant payments over the phone Payments AI Enablement Integrate AI as a feature and with 3rd parties $8 billion Market in the next 2 years* 88

UC/CC Product Initiatives Ron Maayan SVP Product Management 89

Why We Win • Modern Customer Engagement • Unified Customer Experience • Intelligent Remote Interactions 90

VBC & VCC Product Strategy Expand Market Access Lead with Innovation Next Gen Platform 91

Grow the Platform • Native Omnichannel built with Vonage API Platform • Continue to lead with Salesforce • Scale Collaboration & Mobility capabilities 92

Expand Market Access • Expand Integration with MS Dynamics & ServiceNow • VBC MS Teams Native Integration • Integrated VCC & VBC Offering 93

Lead with Innovation • Native Video Integration for VCC • App Center Partner Ecosystem • Voice AI for VCC - Pre, Post and On-call Assist 94

Artificial Intelligence Noam Fine, Head of AI 95

From Digitization to Intelligence The digital tipping point has been reached in most industries The next wave of digitization is coming through new frontier technologies including general ledger technologies like artificial intelligence based technologies McKinsey Global Institute 96

Deliver value through a layer of artificial intelligence insights and functionalities integrated across every digital communication channel Intelligent Communication VideoVoice Text 97

Big Data Accurate, granular, complete (with robust metadata) and low latency Advanced Analytics To create continuously learning and adapting processes, and deliver actionable insights Intelligent Applications APIs and customer interfaces to consume analytics and enable Human-Machine interactions Elements of Intelligent Communication 98

2021: Introducing AI Infused Communication APIs and Applications 99

VONAGE CONFIDENTIAL Unlocking The Market For AI Native AI Delivering turnkey value Unified Support and billing Data and privacy by design Cost efficiency at scale 100

Vonage Communications Platform Intelligence The Future of Customer Interactions Conversational AI | Monitoring/Supervision No code visual tools | Advanced analytics AI APIs for Next Gen Apps Integrating AI across the communication stack NLU | AI Analytics (FireFlame) Vonage Communications Platform Intelligence A single data and intelligence communications platform to power our customers’ next generation engagement solutions 101

Introducing a new vision for intelligent communications, transforming calling and meeting experiences for people and organizations around the world 102

VCP Wrap Up Sagi Dudai Chief Technology Officer 103

Vonage Communications Platform Architecture 104

Why We Win - VCP ● World Class Scalable Cloud ● Global Carrier Network ● Security, Privacy, & Trust by Design ● API Platform ● Intelligence & AI ● Best in Class Video ● 105

Thank You 106

Appendix 107

Experienced team to execute strategy and successfully address the large and growing TAM $1B+ Vonage Communications Platform business well positioned to accelerate growth Unique position in the early innings of a $76 billion cloud communications TAM to drive attractive long-term growth Single API-based cloud platform powering our customers’ and partners’ global engagement solutions Significantly improving Rule of 40 driven by accelerating growth and profitability Investment Highlights 108

2019, 2020 APAC CPaaS Provider of the Year, 2020 G2 Crowd Winter 2021 Leader in VoIP, API, UC & CC 2019 CPaaS Radar Report Market Growth & Innovation Leader 2019 UCaaS Radar Report North American IP Telephony and UCaaS Innovation Leader IDC MarketScape 2019 - CPaaS Leader Gartner Global CCaaS MQ, 2020 Challenger Gartner Global UCaaS MQ, 2020 Niche Player IDC MarketScape 2020 - UCaaS Major Player Forrester Wave 2020 CCaaS Contender Forrester Wave 2019 UCaaS Contender Gartner Peer Reviews 4.5 Star Rating Salesforce App ExchangePremier Partner 4.9 Rating Market Recognition 109

VCP Segment *Growth rate based on pro forma service revenue assuming NewVoiceMedia (acquired 10/31/2018) and TokBox (acquired 7/30/2018) owned at beginning of period * 110

Non-GAAP Reconciliation 111

Non-GAAP Reconciliation 112